UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

GTY Technology Holdings Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

This Schedule 14A filing consists of a letter (the “Letter”) reminding shareholders of GTY Technology Holdings Inc. (the “Company”) to vote regarding the proposed acquisition of the Company by GI Georgia Midco, Inc. (“Parent”) and GI Georgia Merger Sub Inc. (“Merger Sub”) pursuant to the terms of an Agreement and Plan of Merger, dated April 28, 2022 by and among the Company, Parent and Merger Sub. The Letter, sent to such shareholders for whom or which the Company had not yet received a vote with respect to such acquisition, was first used or made available on June 21, 2022.

**** IMPORTANT REMINDER ****

June 21, 2022

Dear shareholder:

You are receiving this letter because we have not yet received your vote in connection with the special meeting of shareholders of GTY Technology Holdings Inc. (“GTY”) to be held on June 30, 2022 to approve the merger of GTY with GI Georgia Merger Sub Inc. (the “Merger”).

•	In order for the Merger to be completed, and for you to be able to receive the $6.30 in cash for each share that you own, we need at least two-thirds of the outstanding shares to vote “FOR” the Merger.

•	If you do not vote, it has the same effect as a vote against the Merger

•	GTY’s board unanimously recommends that shareholders vote “FOR” the Merger.

Your vote is extremely important, no matter how many or how few shares you may own.

PLEASE TAKE THE TIME TO VOTE YOUR SHARES TODAY.

Instructions on how to vote over the telephone or Internet are enclosed with this letter. It is quick and easy. Alternatively, you may sign and return the enclosed proxy card or voting instruction form in the envelope provided.

If you have questions or need help voting your shares, please call our proxy solicitation firm, Morrow Sodali LLC at 800-662-5200 (toll-free in the US) or at + 203-662-5200.

Thank you for your investment in GTY and for taking the time to vote.

Very truly yours,
GTY TECHNOLOGY HOLDINGS INC.

By:	/s/ TJ Parass
Name:	TJ Parass
Title:	Chief Executive Officer

Additional Information and Where to Find It

In connection with the proposed Merger, GTY filed on June 1, 2022 a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies to approve the Merger. The Proxy Statement and proxy card have been mailed to each shareholder entitled to vote at the special meeting to consider the Merger. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED BY GTY WITH THE SEC IN CONNECTION WITH THE MERGER. Shareholders may obtain, free of charge, the Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by GTY with the SEC in connection with the Merger at the SEC’s website (http://www.sec.gov). Copies of the Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by GTY with the SEC in connection with the Merger will also be available, free of charge, at GTY’s website (https://gtytechnology.com/about/investor-materials) or by writing to GTY, Attention: Investor Relations, 800 Boylston Street, 16th Floor, Boston, Massachusetts, 02199.

Participants in the Solicitation

GTY, its directors and certain executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Merger. Additional information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, is included in the Proxy Statement and will be included in other relevant documents to be filed with the SEC in connection with the Merger. Information about GTY’s directors and executive officers and their ownership of the common stock of GTY is set forth in the definitive proxy statement for GTY’s 2022 annual meeting of shareholders filed with the SEC on April 28, 2022. Free copies of these documents may be obtained as described in the preceding paragraph.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. D86934-TBD For Against Abstain ! ! ! GTY TECHNOLOGY HOLDINGS INC. 800 BOYLSTON STREET, 16TH FLOOR BOSTON, MA 02199 GTY TECHNOLOGY HOLDINGS INC. 1. To approve the proposal to approve the merger agreement. 2. To approve the proposal to approve, on a nonbinding advisory basis, compensation that will or may become payable to the named executive officers of GTY Technology Holdings Inc. in connection with the merger. 3. To approve the proposal to approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement. The Board of Directors recommends you vote FOR the following: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. ! ! ! ! ! ! VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 29, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 29, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE w

D86935-TBD Important Notice Regarding the Availability of Proxy Materials: The Notice of Special Meeting of Shareholders and the Proxy Statement are available at www.proxyvote.com GTY TECHNOLOGY HOLDINGS INC. Special Meeting of Shareholders 10:00 a.m., local time on June 30, 2022 This proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Jon C. Bourne, William D. Green and Harry L. You (the "Proxies"), and each of them independently, with full power of substitution, as proxies to vote all of the shares of common stock of GTY Technology Holdings Inc., a Massachusetts corporation (the "Company"), that the undersigned is entitled to vote (the "Shares") at the Special Meeting of Shareholders of the Company, to be held at the Company's offices, located at 800 Boylston Street, 16th Floor, Boston, MA 02199, at 10:00 a.m. local time on June 30, 2022, and at any adjournments or postponements thereof. The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting. THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDERS. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED (i) "FOR" APPROVAL OF THE PROPOSAL TO APPROVE THE MERGER AGREEMENT, (ii) "FOR" APPROVAL OF THE PROPOSAL TO APPROVE, ON A NONBINDING ADVISORY BASIS, COMPENSATION THAT WILL OR MAY BECOME PAYABLE TO THE COMPANY'S NAMED EXECUTIVE OFFICERS IN CONNECTION WITH THE MERGER AND (iii) "FOR" APPROVAL OF THE PROPOSAL TO ADJOURN THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. Continued and to be marked, dated and signed on reverse side.